EXHIBIT 99.1

Financial Statement Certification by the Chief Executive Officer

I, David M. McCarthy, Chief Executive Officer of Zanett, Inc., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-KSB of Zanett, Inc., for the annual period ended December 31, 2002 (the "Zanett, Inc. Form 10-KSB"), which this certification accompanies, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Zanett, Inc. Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Zanett, Inc.



/s/ David M. McCarthy                                   April 15, 2003
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David M. McCarthy - Chief Executive Officer             Date
























A signed original of this written statement required by Section 906 has been provided to Zanett, Inc. and will be retained by Zanett, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.